August 1, 1997
                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                             SUPPLEMENT TO PROSPECTUS
                               DATED JULY 16, 1997
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND".
        Effective August 1, 1997, the primary portfolio manager for each of the Massachusetts Series, the Michigan Series, the Minnesota Series, the New Jersey Series, the North Carolina Series and the Ohio Series is W. Michael Petty. Prior to joining Dreyfus in June 1997, Mr. Petty was Vice President and a portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.
                                                                  PSTMBs080197